                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                -----------------------------------

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         06-Nov-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey
----------
Arizona                      33-89200                68-6127681
-------                      --------                ----------

State or other              (Commission            (IRS Employer
jurisdiction of            File Number)              ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey  07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,                                    908-686-2000
                                                               ----------------
including area code:


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

       Item 5          Other Events
                       ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7..............................................................                       15-Nov-96



A-8..............................................................                       06-Nov-96



       Item 7          Financial Statements and Exhibits
                       ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSNOTES TRUST 1996-I


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                        By:  /s/ Harry Puglisi
                                        ----------------------
                                       Name:  Harry Puglisi
                                          Title:Treasurer
                                                 of The Money Store Inc. and
                                        Trans-World Insurance Company
                                           d/b/a Educaid


Dated:  December 11, 1996

                                TRANS-WORLD INSURANCE COMPANY
                                2840 MORRIS AVENUE
                                UNION, NJ  07083

===========================================================================================================
                                  CLASSNOTES TRUST  1995 - I
   Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
   CLASS A-8                    Determination Date                       10/31/96
Cusip #  182743AE4              Distribution Date                        11/06/96
                                Record Date                              11/04/96
===========================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                       CLASS A-8 NOTES                                                                 0.00
                       Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                       CLASS A-8 NOTES                                                           210,630.00
                       Per $50,000 original principal amount of the Notes                        206.500000


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                       CLASS A-8 NOTES                                                                 0.00
                       Per $50,000 original principal amount of the Notes                          0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                       CLASS A-8 NOTES                                                                 0.00
                       Per $50,000 original principal amount of the Notes                          0.000000


(iv)   Pool Balance at end of preceding Collection Period                                    530,329,379.77


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                          CLASS A-8 NOTES                                                     51,000,000.00


(vi)   Applicable Interest Rate:
                   (a)   In general:
                         1.  Auction Rate for the prior Interest Period:

                                CLASS A-8 NOTES
                                   PERIOD 1                                                       5.500000%
                                   PERIOD 2                                                       5.420000%
                                   PERIOD 3                                                       5.457000%
                                CURRENT RATE                  (Based on Auction)                  5.310000%

                       2.  NET LOAN RATE
                                   PERIOD 1                                                       6.812000%
                                   PERIOD 2                                                       6.702500%
                                   PERIOD 3                                                       6.762000%

                       (b)   Amount of Interest that would have been paid
                             on such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                       267,167.75

(vii)  (a)   Service Fee for related Collection Period  (Pro Rata)                                19,921.92
                       Per $50,000 original principal amount of the Notes                         19.531294

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                                          0.00
                       Per $50,000 original principal amount of the Notes                          0.000000

              2.  Remaining Balance                                                                    0.00
                       Per $50,000 original principal amount of the Notes                          0.000000


(viii) Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                                                     637.50
                       Per $50,000 original principal amount of the Notes                          0.625000

              2.  Auction Agent Fee  (Pro Rata)                                                   11,747.71
                       Per $50,000 original principal amount of the Notes                         11.517361

              3.  Indenture Trustee Fee  (Pro Rata)                                                    0.00
                       Per $50,000 original principal amount of the Notes                          0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)                                            381.13
                       Per $50,000 original principal amount of the Notes                          0.373659

              5.  Surety Provider Fee  (Pro Rata)                                                  3,732.92
                       Per $50,000 original principal amount of the Notes                          3.659722


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                                      0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                                                       0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                                            0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                                                      0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                                          0.00

       (c)  Amount in the Reserve Account                                                      2,117,769.55


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                                      0.00

(xiv)  (a) Portion (if any) of the distribution attributable to amounts on
           deposit in the Pre-Funding Account                                                          0.00

       (b) Amount in the Pre-Funding Account                                                     184,152.59

(xv)   Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                       (a) CLASS A-1 NOTES                                                             0.00
                       (b) CLASS A-1 NOTES (Only if Class___ Notes
                           have been paid in full)                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                               0.00

(xviii) As of the end of the preceding Collection Period:

       (a)  Number of Financed Student Loans that are 30 to 60 days                            6,599,317.77
            Delinquent

       (b)  Number of Financed Student Loans that are 61 to 90 days                            3,051,131.74
            Delinquent

       (c)  Number of Financed Student Loans that are 91 to 180 days                           3,444,452.43
            Delinquent

       (d)  Number of Financed Student Loans that are more than 181                            1,911,436.50
            days Delinquent

       (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                                   1,613,050.10

(xix)   Parity Percentage          Numerator                 566,246,078.13
                                                             --------------
        as of       09/30/96       Denominator               558,837,848.00                         101.33%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                                         55,385.49

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                         0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
       Harry Puglisi
         Treasurer

                                TRANS-WORLD INSURANCE COMPANY
                                2840 MORRIS AVENUE
                                UNION, NJ  07083

==========================================================================================================
                                  CLASSNOTES TRUST  1995 - I
   Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
   CLASS A-7                    Determination Date                       11/08/96
Cusip #  182743AD6              Distribution Date                        11/15/96
                                Record Date                              11/13/96
==========================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                       CLASS A-7 NOTES                                                                0.00
                       Per $50,000 original principal amount of the Notes                         0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                       CLASS A-7 NOTES                                                          627,850.37
                       Per $50,000 original principal amount of the Notes                       206.529725


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                       CLASS A-7 NOTES                                                                0.00
                       Per $50,000 original principal amount of the Notes                         0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                       CLASS A-7 NOTES                                                                0.00
                       Per $50,000 original principal amount of the Notes                         0.000000


(iv)   Pool Balance at end of preceding Collection Period                                   530,329,379.77


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                          CLASS A-7 NOTES                                                   129,850,000.00


(vi)   Applicable Interest Rate:
                    (a)   In general:
                        1.  Auction Rate for the prior Interest Period:

                                 CLASS A-7 NOTES
                                    PERIOD 1                                                    5.654380%
                                    PERIOD 2                                                    5.638750%
                                    PERIOD 3                                                    5.587970%
                                 CURRENT RATE                (Based on Auction)                 5.662190%

                         2.  NET LOAN RATE
                                    PERIOD 1                                                    6.812000%
                                    PERIOD 2                                                    6.702500%
                                    PERIOD 3                                                    6.762000%

                    (b)   Amount of Interest that would have been paid
                          on such Note Distribution Date if Interest was
                          calculated instead based on the Net Loan Rate                         746,617.42

(vii)  (a)   Service Fee for related Collection Period  (Pro Rata)                               53,769.66
                    Per $50,000 original principal amount of the Notes                           17.687388

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                          0.00
                    Per $50,000 original principal amount of the Notes                            0.000000

             2.  Remaining Balance                                                                    0.00
                    Per $50,000 original principal amount of the Notes                            0.000000


(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                                   1,720.63
                    Per $50,000 original principal amount of the Notes                            0.565997

             2.  Auction Agent Fee  (Pro Rata)                                                        0.00
                    Per $50,000 original principal amount of the Notes                            0.000000

             3.  Indenture Trustee Fee  (Pro Rata)                                                    0.00
                    Per $50,000 original principal amount of the Notes                            0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                                          1,028.68
                    Per $50,000 original principal amount of the Notes                            0.338383

             5.  Surety Provider Fee  (Pro Rata)                                                 10,075.22
                    Per $50,000 original principal amount of the Notes                            3.314216


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                                     0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                                                      0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                                           0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                                                     0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                                         0.00

       (c) Amount in the Reserve Account                                                      2,117,769.55


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                                     0.00

(xiv)  (a) Portion (if any) of the distribution attributable to amounts on
           deposit in the Pre-Funding Account                                                         0.00

       (b) Amount in the Pre-Funding Account                                                    184,152.59

(xv)   Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                       (a) CLASS A-1 NOTES                                                            0.00
                       (b) CLASS A-1 NOTES (Only if Class___ Notes
                           have been paid in full)                                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                              0.00

(xviii) As of the end of the preceding Collection Period:

       (a)  Number of Financed Student Loans that are 30 to 60 days                           6,599,317.77
            Delinquent

       (b)  Number of Financed Student Loans that are 61 to 90 days                           3,051,131.74
            Delinquent

       (c)  Number of Financed Student Loans that are 91 to 180 days                          3,444,452.43
            Delinquent

       (d)  Number of Financed Student Loans that are more than 181                           1,911,436.50
            days Delinquent

       (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                                  1,613,050.10

(xix)   Parity Percentage        Numerator                            566,246,078.13
                                                                      --------------
        as of      09/30/96      Denominator                          558,837,848.00               101.33%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                                        55,385.49

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                        0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
       Harry Puglisi
         Treasurer